UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 27, 2011 (December 23, 2011)

MGT Capital Investments, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Delaware	0-26886	13-4148725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Mamaroneck Avenue – Suite 204
Harrison, NY  10528
 (Address of principal executive offices, including zip code)

011-44-20-7605-1151
(Registrant’s Telephone Number, Including Area Code)

26/28 Hammersmith Grove
London W6 7BA United Kingdom
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (     see      General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Cancellation of Restricted Shares

As previously reported in its Current Reports on Form 8-K, which were filed with the Securities and Exchange Commission (the” Commission”) on, respectively, March 11, 2011 and May 26, the board of directors of MGT Capital Investments, Inc. (“MGT” or the “Company”) had approved a grant of 100,000 restricted shares of Company common stock (collectively, the “Restricted Shares”) to each of the four independent directors of the board and Robert Traversa, the Company’s current CFO, vesting over 18 months with 33% vesting on each of September 7, 2011, March 7, 2012, and September 7, 2012; such Restricted Shares are subject to forfeiture if the applicable director or Mr. Traversa is not a director or employee, as applicable, of the Company at the time the Restricted Shares are to vest.

Subsequent to such grants, the Company was advised by AMEX that approval of shareholders is required in order to allow the issuance and listing of the Restricted Shares, which were subject to the above-referenced grants. The Company and Amex have agreed that the grants aggregating 500,000 Restricted Shares shall be rescinded and, upon the cancellation of the Restricted Shares, the number of the Company’s currently outstanding shares (before giving effect to the Rights Offering described below) of its common stock will be reduced from 39,550,590 shares to 39,050,590 shares. This reduction in the number of outstanding shares caused the number of shares subject to the Rights Offering to be reduced from 31,640,472 shares to 31,240,472 shares.

Completion of Rights Offering

As previously reported in its Current Reports on Form 8-K, which were filed with the Commission on, respectively, October 4, 2011 and November 10.2011, and as described in the prospectus (the “Prospectus”) filed with the Commission on November 22, 2011, the Company has engaged in a   direct   rights   offering (the “Rights Offering”) with respect to shares of its common stock. Under the terms of the Rights Offering, the Company shareholders received one non-transferable and non-tradable right to purchase 0.8 additional shares of the Company common stock for each share owned as of November 21, 2011, the record date, for a subscription price of $0.025 per share. The Company’s registration statement on Form S-1 (as amended) of which the Prospectus is a part was declared effective by the SEC on November 21, 2011.

On December 23, 2011, the Rights Offering period expired. All of the 31,240,472 shares subject to subscription rights were subscribed for pursuant to the Basic Subscription Privilege and the Oversubscription Privilege described in the Prospectus. In addition, there were unfulfilled oversubscription requests to purchase an additional 9,996,453 shares. Upon Amex’s approval of the Company’s additional listing application relative to the shares subject to the Rights Offering, the Company will issue the 31,240,472 shares purchased under the Rights Offering.

Press Release

On December 27, 2011, the Company issued a press release announcing that the Company has concluded the Rights Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instructions B.2 of Form 8-K, the information furnished pursuant to this Item 8.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

Not applicable.

(b)  Pro forma Financial Information

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibits

Exhibit
No.	Description
99.1	Press Release dated December 27, 2011 entitled “MGT Capital Investments, Inc. Concludes Rights Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2011	MGT CAPITAL INVESTMENTS, INC.

	By:	/s/ Robert Ladd
Name: Robert Ladd
Title: Interim President